As Reported, Including Other Reclassifications

Consolidated Statement of Operations (In millions, except per share amounts)	Q1	Q2	Q3	YTD 2013
Net sales	$709.9	$802.8	$771.3	$2,284.0
Cost of goods sold	446.1	499.5	486.6	1,432.2
Gross profit	263.8	303.3	284.7	851.8
Selling, general and administrative expenses	128.9	137.6	125.2	391.7
Research and development expenses	16.9	16.6	15.0	48.5
Defined benefit pension expense	18.6	18.1	18.2	54.9
Interest expense and related financing costs	10.5	10.9	10.7	32.1
Interest accretion on deferred payment obligations	—	—	—	—
Chapter 11 expenses, net of interest income	4.8	3.3	2.9	11.0
Libby medical program settlement	—	—	—	—
Provision for asbestos-related contingencies	—	—	—	—
Equity in earnings of unconsolidated affiliate	(5.1)	(9.2)	(2.8)	(17.1)
Other (income) expense, net(D)	7.9	3.9	6.0	17.8
Total costs and expenses	182.5	181.2	175.2	538.9
Income (loss) before income taxes	81.3	122.1	109.5	312.9
Benefit from (provision for) income taxes	(28.1)	(38.8)	(39.8)	(106.7)
Net income (loss)	53.2	83.3	69.7	206.2
Less: Net loss (income) attributable to noncontrolling interests	(0.3)	(0.5)	(0.3)	(1.1)
Net income (loss) attributable to W. R. Grace & Co. shareholders	$52.9	$82.8	$69.4	$205.1

Earnings Per Share Attributable to W. R. Grace & Co. Shareholders
Basic earnings per share:
Net income attributable to W. R. Grace & Co. shareholders	$0.70	$1.09	$0.90	$2.69
Weighted average number of basic shares	75.7	76.3	76.7	76.2
Diluted earnings per share:
Net income attributable to W. R. Grace & Co. shareholders	$0.69	$1.07	$0.89	$2.64
Weighted average number of diluted shares	77.2	77.6	77.9	77.6
Adjusted Earnings Per Share	$0.81	$1.12	$1.07	$3.00

Analysis of Operations - Adjusted EBIT(A)(B):
Catalysts Technologies segment operating income	$77.2	$93.8	$77.4	$248.4
Materials Technologies segment operating income	44.3	44.8	46.8	135.9
Construction Products segment operating income	22.8	45.3	45.6	113.7
Corporate costs	(20.8)	(23.7)	(20.9)	(65.4)
Certain pension costs(C)	(18.6)	(18.1)	(18.2)	(54.9)
Adjusted EBIT	104.9	142.1	130.7	377.7
Chapter 11-related costs, net	(3.8)	(3.3)	(3.9)	(11.0)
Asbestos-related costs	(2.1)	(2.1)	(2.5)	(6.7)
Annual MTM adjustment and other pension related costs	—	—	—	—
Restructuring expenses and related asset impairments	(0.8)	(4.3)	(3.6)	(8.7)
Loss on sale of product line	—	—	—	—
Income and expense items related to divested businesses	—	—	(1.0)	(1.0)
Interest expense and related financing costs	(10.5)	(10.9)	(10.7)	(32.1)
Interest accretion on deferred payment obligations	—	—	—	—
Currency transaction loss on cash in Venezuela	(6.9)	—	—	(6.9)
Interest income of non-Debtor subsidiaries	0.2	0.1	0.2	0.5
Benefit from (provision for) income taxes	(28.1)	(38.8)	(39.8)	(106.7)
Net income (loss) attributable to W. R. Grace & Co. shareholders	$52.9	$82.8	$69.4	$205.1

Amounts may not add due to rounding.

As Reported, Including Other Reclassifications

Consolidated Statement of Operations (In millions, except per share amounts)	Q1	Q2	Q3	Q4	2012	2011
Net sales	$754.4	$826.7	$776.6	$797.8	$3,155.5	$3,211.9
Cost of goods sold	477.3	522.6	491.8	497.5	1,989.2	2,050.6
Gross profit	277.1	304.1	284.8	300.3	1,166.3	1,161.3
Selling, general and administrative expenses	136.6	133.8	130.8	136.3	537.5	568.4
Research and development expenses	16.5	16.0	15.4	16.6	64.5	68.5
Defined benefit pension expense	18.8	16.8	17.6	18.0	71.2	63.4
Interest expense and related financing costs	11.3	11.3	11.5	12.4	46.5	43.3
Interest accretion on deferred payment obligations	—	—	—	—	—	—
Chapter 11 expenses, net of interest income	4.5	3.7	4.4	4.0	16.6	20.0
Libby medical program settlement	—	19.5	0.1	—	19.6	—
Provision for asbestos-related contingencies	—	—	—	365.0	365.0	—
Equity in earnings of unconsolidated affiliate	(5.7)	(3.2)	(4.9)	(4.7)	(18.5)	(15.2)
Other (income) expense, net(D)	3.0	0.7	(1.5)	3.9	6.1	29.4
Total costs and expenses	185.0	198.6	173.4	551.5	1,108.5	777.8
Income (loss) before income taxes	92.1	105.5	111.4	(251.2)	57.8	383.5
Benefit from (provision for) income taxes	(30.8)	(35.8)	(35.4)	139.3	37.3	(114.7)
Net income (loss)	61.3	69.7	76.0	(111.9)	95.1	268.8
Less: Net loss (income) attributable to noncontrolling interests	(0.4)	(0.4)	(0.5)	0.3	(1.0)	0.6
Net income (loss) attributable to W. R. Grace & Co. shareholders	$60.9	$69.3	$75.5	$(111.6)	$94.1	$269.4

Earnings Per Share Attributable to W. R. Grace & Co. Shareholders
Basic earnings per share:
Net income attributable to W. R. Grace & Co. shareholders	$0.82	$0.93	$1.01	$(1.48)	$1.26	$3.66
Weighted average number of basic shares	74.3	74.7	75.0	75.4	74.9	73.6
Diluted earnings per share:
Net income attributable to W. R. Grace & Co. shareholders	$0.80	$0.90	$0.99	$(1.48)	$1.23	$3.57
Weighted average number of diluted shares	76.4	76.6	76.4	75.4	76.3	75.5
Adjusted Earnings Per Share	$0.88	$1.14	$1.04	$1.11	$4.17	$3.94

Analysis of Operations - Adjusted EBIT(A)(B):
Catalysts Technologies segment operating income	$98.9	$100.3	$92.0	$102.6	$393.8	$388.8
Materials Technologies segment operating income	36.1	46.4	39.8	39.7	162.0	158.7
Construction Products segment operating income	20.5	35.5	36.7	32.5	125.2	97.3
Corporate costs	(25.4)	(21.8)	(21.8)	(23.4)	(92.4)	(102.8)
Certain pension costs(C)	(18.8)	(16.8)	(17.6)	(18.0)	(71.2)	(63.4)
Adjusted EBIT	111.3	143.6	129.1	133.4	517.4	478.6
Chapter 11-related costs, net	(4.0)	(3.4)	(3.7)	(4.5)	(15.6)	(23.9)
Asbestos-related costs	(1.2)	(21.8)	(2.0)	(367.2)	(392.2)	(20.8)
Annual MTM adjustment and other pension related costs	—	—	—	—	—	—
Restructuring expenses and related asset impairments	(3.0)	(2.3)	(1.1)	(0.5)	(6.9)	(6.9)
Loss on sale of product line	—	—	(0.2)	—	(0.2)	(0.4)
Income and expense items related to divested businesses	(0.2)	—	—	—	(0.2)	(0.4)
Interest expense and related financing costs	(11.3)	(11.3)	(11.5)	(12.4)	(46.5)	(43.3)
Interest accretion on deferred payment obligations	—	—	—	—	—	—
Currency transaction loss on cash in Venezuela	—	—	—	—	—	—
Interest income of non-Debtor subsidiaries	0.1	0.3	0.3	0.3	1.0	1.2
Benefit from (provision for) income taxes	(30.8)	(35.8)	(35.4)	139.3	37.3	(114.7)
Net income (loss) attributable to W. R. Grace & Co. shareholders	$60.9	$69.3	$75.5	$(111.6)	$94.1	$269.4

Amounts may not add due to rounding.

As Reported, Including Other Reclassifications

Analysis of Operations - Adjusted EBIT(A)(B): (In millions)	Q1	Q2	Q3	YTD 2013
Profitability performance measures(A)(B)(C):
Gross margin:
Catalysts Technologies	40.3%	42.0%	39.2%	40.5%
Materials Technologies	35.1%	33.7%	34.8%	34.5%
Construction Products	35.5%	36.8%	36.3%	36.2%
Total Segments	37.2%	37.8%	36.9%	37.3%

Adjusted profitability performance measures(A)(B)(C):
Adjusted EBIT:
Catalysts Technologies	$77.2	$93.8	$77.4	$248.4
Materials Technologies	44.3	44.8	46.8	135.9
Construction Products	22.8	45.3	45.6	113.7
Corporate	(39.4)	(41.8)	(39.1)	(120.3)
Total Grace	104.9	142.1	130.7	377.7

Depreciation and amortization:
Catalysts Technologies	$13.5	$13.3	$13.2	$40.0
Materials Technologies	8.0	7.8	7.8	23.6
Construction Products	8.2	8.2	7.6	24.0
Corporate	1.4	1.4	1.4	4.2
Total Grace	31.1	30.7	30.0	91.8

Adjusted EBITDA:
Catalysts Technologies	$90.7	$107.1	$90.6	$288.4
Materials Technologies	52.3	52.6	54.6	159.5
Construction Products	31.0	53.5	53.2	137.7
Corporate	(38.0)	(40.4)	(37.7)	(116.1)
Total Grace	136.0	172.8	160.7	469.5

Operating margin:
Catalysts Technologies	29.0%	32.2%	28.3%	29.9%
Materials Technologies	20.6%	19.6%	21.3%	20.5%
Construction Products	10.0%	16.0%	16.4%	14.4%
Total Grace	14.8%	17.7%	16.9%	16.5%

Adjusted EBITDA margin:
Catalysts Technologies	34.0%	36.8%	33.1%	34.7%
Materials Technologies	24.3%	23.0%	24.8%	24.0%
Construction Products	13.6%	18.9%	19.2%	17.4%
Total Grace	19.2%	21.5%	20.8%	20.6%

Amounts may not add due to rounding.

As Reported, Including Other Reclassifications

Analysis of Operations - Adjusted EBIT(A)(B): (In millions)	Q1	Q2	Q3	Q4	2012	2011
Profitability performance measures(A)(B)(C):
Gross margin:
Catalysts Technologies	42.0%	40.4%	40.5%	41.0%	41.0%	39.8%
Materials Technologies	31.8%	33.5%	32.8%	34.3%	33.1%	33.2%
Construction Products	34.2%	35.1%	35.4%	36.1%	35.2%	33.8%
Total Segments	36.7%	36.8%	36.7%	37.6%	37.0%	36.2%

Adjusted profitability performance measures(A)(B)(C):
Adjusted EBIT:
Catalysts Technologies	$98.9	$100.3	$92.0	$102.6	$393.8	$388.8
Materials Technologies	36.1	46.4	39.8	39.7	162.0	158.7
Construction Products	20.5	35.5	36.7	32.5	125.2	97.3
Corporate	(44.2)	(38.6)	(39.4)	(41.4)	(163.6)	(166.2)
Total Grace	111.3	143.6	129.1	133.4	517.4	478.6

Depreciation and amortization:
Catalysts Technologies	$13.6	$13.6	$13.3	$13.5	$54.0	$52.5
Materials Technologies	7.4	7.4	7.3	7.4	29.5	30.9
Construction Products	7.5	8.1	8.6	8.7	32.9	34.0
Corporate	0.9	0.7	0.5	0.5	2.6	2.6
Total Grace	29.4	29.8	29.7	30.1	119.0	120.0

Adjusted EBITDA:
Catalysts Technologies	$112.5	$113.9	$105.3	$116.1	$447.8	$441.3
Materials Technologies	43.5	53.8	47.1	47.1	191.5	189.6
Construction Products	28.0	43.6	45.3	41.2	158.1	131.3
Corporate	(43.3)	(37.9)	(38.9)	(40.9)	(161.0)	(163.6)
Total Grace	140.7	173.4	158.8	163.5	636.4	598.6

Operating margin:
Catalysts Technologies	31.7%	30.5%	30.8%	31.3%	31.1%	28.9%
Materials Technologies	16.9%	20.7%	18.6%	18.9%	18.8%	18.2%
Construction Products	9.0%	13.0%	13.9%	12.5%	12.2%	9.8%
Total Grace	14.8%	17.4%	16.6%	16.7%	16.4%	14.9%

Adjusted EBITDA margin:
Catalysts Technologies	36.0%	34.7%	35.2%	35.4%	35.3%	32.8%
Materials Technologies	20.3%	24.0%	22.0%	22.4%	22.2%	21.7%
Construction Products	12.3%	15.9%	17.2%	15.9%	15.4%	13.2%
Total Grace	18.7%	21.0%	20.4%	20.5%	20.2%	18.6%

Amounts may not add due to rounding.

Effect of Changes

Consolidated Statement of Operations (In millions, except per share amounts)	Q1	Q2	Q3	YTD 2013
Net sales	$—	$—	$—	$—
Cost of goods sold	4.8	2.4	2.3	9.5
Gross profit	(4.8)	(2.4)	(2.3)	(9.5)
Selling, general and administrative expenses	4.4	4.5	4.5	13.4
Research and development expenses	—	—	—	—
Defined benefit pension expense	(18.6)	(18.1)	(18.2)	(54.9)
Interest expense and related financing costs	—	—	—	—
Interest accretion on deferred payment obligations	—	—	—	—
Chapter 11 expenses, net of interest income	—	—	—	—
Libby medical program settlement	—	—	—	—
Provision for asbestos-related contingencies	—	—	—	—
Equity in earnings of unconsolidated affiliate	—	—	—	—
Other (income) expense, net(D)	—	—	—	—
Total costs and expenses	(14.2)	(13.6)	(13.7)	(41.5)
Income (loss) before income taxes	9.4	11.2	11.4	32.0
Benefit from (provision for) income taxes	(3.2)	(3.7)	(3.8)	(10.7)
Net income (loss)	6.2	7.5	7.6	21.3
Less: Net loss (income) attributable to noncontrolling interests	—	—	—	—
Net income (loss) attributable to W. R. Grace & Co. shareholders	$6.2	$7.5	$7.6	$21.3

Earnings Per Share Attributable to W. R. Grace & Co. Shareholders
Basic earnings per share:
Net income attributable to W. R. Grace & Co. shareholders	$0.08	$0.10	$0.10	$0.28
Weighted average number of basic shares	—	—	—	—
Diluted earnings per share:
Net income attributable to W. R. Grace & Co. shareholders	$0.08	$0.10	$0.10	$0.27
Weighted average number of diluted shares	—	—	—	—
Adjusted Earnings Per Share	$0.10	$0.10	$0.10	$0.30

Analysis of Operations - Adjusted EBIT(A)(B):
Catalysts Technologies segment operating income	$—	$—	$—	$—
Materials Technologies segment operating income	—	—	—	—
Construction Products segment operating income	—	—	—	—
Corporate costs	—	—	—	—
Certain pension costs(C)	11.9	11.2	11.4	34.5
Adjusted EBIT	11.9	11.2	11.4	34.5
Chapter 11-related costs, net	—	—	—	—
Asbestos-related costs	—	—	—	—
Annual MTM adjustment and other pension related costs	(2.5)	—	—	(2.5)
Restructuring expenses and related asset impairments	—	—	—	—
Loss on sale of product line	—	—	—	—
Income and expense items related to divested businesses	—	—	—	—
Interest expense and related financing costs	—	—	—	—
Interest accretion on deferred payment obligations	—	—	—	—
Currency transaction loss on cash in Venezuela	—	—	—	—
Interest income of non-Debtor subsidiaries	—	—	—	—
Benefit from (provision for) income taxes	(3.2)	(3.7)	(3.8)	(10.7)
Net income (loss) attributable to W. R. Grace & Co. shareholders	$6.2	$7.5	$7.6	$21.3

Amounts may not add due to rounding.

Effect of Changes

Consolidated Statement of Operations (In millions, except per share amounts)	Q1	Q2	Q3	Q4	2012	2011
Net sales	$—	$—	$—	$—	$—	$—
Cost of goods sold	4.6	2.7	2.6	42.0	51.9	48.4
Gross profit	(4.6)	(2.7)	(2.6)	(42.0)	(51.9)	(48.4)
Selling, general and administrative expenses	5.2	4.8	5.0	82.7	97.7	91.5
Research and development expenses	—	—	—	—	—	—
Defined benefit pension expense	(18.8)	(16.8)	(17.6)	(18.0)	(71.2)	(63.4)
Interest expense and related financing costs	—	—	—	—	—	—
Interest accretion on deferred payment obligations	—	—	—	—	—	—
Chapter 11 expenses, net of interest income	—	—	—	—	—	—
Libby medical program settlement	—	—	—	—	—	—
Provision for asbestos-related contingencies	—	—	—	—	—	—
Equity in earnings of unconsolidated affiliate	—	—	—	—	—	—
Other (income) expense, net(D)	—	—	—	—	—	—
Total costs and expenses	(13.6)	(12.0)	(12.6)	64.7	26.5	28.1
Income (loss) before income taxes	9.0	9.3	10.0	(106.7)	(78.4)	(76.5)
Benefit from (provision for) income taxes	(3.1)	(3.2)	(3.4)	34.0	24.3	26.8
Net income (loss)	5.9	6.1	6.6	(72.7)	(54.1)	(49.7)
Less: Net loss (income) attributable to noncontrolling interests	—	—	—	—	—	—
Net income (loss) attributable to W. R. Grace & Co. shareholders	$5.9	$6.1	$6.6	$(72.7)	$(54.1)	$(49.7)

Earnings Per Share Attributable to W. R. Grace & Co. Shareholders
Basic earnings per share:
Net income attributable to W. R. Grace & Co. shareholders	$0.08	$0.08	$0.09	$(0.96)	$(0.72)	$(0.68)
Weighted average number of basic shares	—	—	—	—	—	—
Diluted earnings per share:
Net income attributable to W. R. Grace & Co. shareholders	$0.08	$0.08	$0.09	$(0.96)	$(0.71)	$(0.66)
Weighted average number of diluted shares	—	—	—	—	—	—
Adjusted Earnings Per Share	$0.09	$0.09	$0.08	$0.10	$0.36	$0.31

Analysis of Operations - Adjusted EBIT(A)(B):
Catalysts Technologies segment operating income	$—	$—	$—	$—	$—	$—
Materials Technologies segment operating income	—	—	—	—	—	—
Construction Products segment operating income	—	—	—	—	—	—
Corporate costs	—	—	—	—	—	—
Certain pension costs(C)	11.0	9.3	10.0	10.5	40.8	34.7
Adjusted EBIT	11.0	9.3	10.0	10.5	40.8	34.7
Chapter 11-related costs, net	—	—	—	—	—	—
Asbestos-related costs	—	—	—	—	—	—
Annual MTM adjustment and other pension related costs	(2.0)	—	—	(117.2)	(119.2)	(111.2)
Restructuring expenses and related asset impairments	—	—	—	—	—	—
Loss on sale of product line	—	—	—	—	—	—
Income and expense items related to divested businesses	—	—	—	—	—	—
Interest expense and related financing costs	—	—	—	—	—	—
Interest accretion on deferred payment obligations	—	—	—	—	—	—
Currency transaction loss on cash in Venezuela	—	—	—	—	—	—
Interest income of non-Debtor subsidiaries	—	—	—	—	—	—
Benefit from (provision for) income taxes	(3.1)	(3.2)	(3.4)	34.0	24.3	26.8
Net income (loss) attributable to W. R. Grace & Co. shareholders	$5.9	$6.1	$6.6	$(72.7)	$(54.1)	$(49.7)

Amounts may not add due to rounding.

Effect of Changes

Analysis of Operations - Adjusted EBIT(A)(B): (In millions)	Q1	Q2	Q3	YTD 2013
Profitability performance measures(A)(B)(C):
Gross margin:
Catalysts Technologies	—%	—%	—%	—%
Materials Technologies	—%	—%	—%	—%
Construction Products	—%	—%	—%	—%
Total Segments	—%	—%	—%	—%

Adjusted profitability performance measures(A)(B)(C):
Adjusted EBIT:
Catalysts Technologies	$—	$—	$—	$—
Materials Technologies	—	—	—	—
Construction Products	—	—	—	—
Corporate	11.9	11.2	11.4	34.5
Total Grace	11.9	11.2	11.4	34.5

Depreciation and amortization:
Catalysts Technologies	$—	$—	$—	$—
Materials Technologies	—	—	—	—
Construction Products	—	—	—	—
Corporate	—	—	—	—
Total Grace	—	—	—	—

Adjusted EBITDA:
Catalysts Technologies	$—	$—	$—	$—
Materials Technologies	—	—	—	—
Construction Products	—	—	—	—
Corporate	11.9	11.2	11.4	34.5
Total Grace	11.9	11.2	11.4	34.5

Operating margin:
Catalysts Technologies	—%	—%	—%	—%
Materials Technologies	—%	—%	—%	—%
Construction Products	—%	—%	—%	—%
Total Grace	1.7%	1.4%	1.5%	1.5%

Adjusted EBITDA margin:
Catalysts Technologies	—%	—%	—%	—%
Materials Technologies	—%	—%	—%	—%
Construction Products	—%	—%	—%	—%
Total Grace	1.6%	1.4%	1.5%	1.5%

Amounts may not add due to rounding.

Effect of Changes

Analysis of Operations - Adjusted EBIT(A)(B): (In millions)	Q1	Q2	Q3	Q4	2012	2011
Profitability performance measures(A)(B)(C):
Gross margin:
Catalysts Technologies	—%	—%	—%	—%	—%	—%
Materials Technologies	—%	—%	—%	—%	—%	—%
Construction Products	—%	—%	—%	—%	—%	—%
Total Segments	—%	—%	—%	—%	—%	—%

Adjusted profitability performance measures(A)(B)(C):
Adjusted EBIT:
Catalysts Technologies	$—	$—	$—	$—	$—	$—
Materials Technologies	—	—	—	—	—	—
Construction Products	—	—	—	—	—	—
Corporate	11.0	9.3	10.0	10.5	40.8	34.7
Total Grace	11.0	9.3	10.0	10.5	40.8	34.7

Depreciation and amortization:
Catalysts Technologies	$—	$—	$—	$—	$—	$—
Materials Technologies	—	—	—	—	—	—
Construction Products	—	—	—	—	—	—
Corporate	—	—	—	—	—	—
Total Grace	—	—	—	—	—	—

Adjusted EBITDA:
Catalysts Technologies	$—	$—	$—	$—	$—	$—
Materials Technologies	—	—	—	—	—	—
Construction Products	—	—	—	—	—	—
Corporate	11.0	9.3	10.0	10.5	40.8	34.7
Total Grace	11.0	9.3	10.0	10.5	40.8	34.7

Operating margin:
Catalysts Technologies	—%	—%	—%	—%	—%	—%
Materials Technologies	—%	—%	—%	—%	—%	—%
Construction Products	—%	—%	—%	—%	—%	—%
Total Grace	1.4%	1.1%	1.3%	1.3%	1.3%	1.1%

Adjusted EBITDA margin:
Catalysts Technologies	—%	—%	—%	—%	—%	—%
Materials Technologies	—%	—%	—%	—%	—%	—%
Construction Products	—%	—%	—%	—%	—%	—%
Total Grace	1.4%	1.1%	1.3%	1.3%	1.3%	1.1%

Amounts may not add due to rounding.

Revised Presentation

Consolidated Statement of Operations (In millions, except per share amounts)	Q1	Q2	Q3	YTD 2013
Net sales	$709.9	$802.8	$771.3	$2,284.0
Cost of goods sold	450.9	501.9	488.9	1,441.7
Gross profit	259.0	300.9	282.4	842.3
Selling, general and administrative expenses	133.3	142.1	129.7	405.1
Research and development expenses	16.9	16.6	15.0	48.5
Interest expense and related financing costs	10.5	10.9	10.7	32.1
Interest accretion on deferred payment obligations	—	—	—	—
Chapter 11 expenses, net of interest income	4.8	3.3	2.9	11.0
Libby medical program settlement	—	—	—	—
Provision for asbestos-related contingencies	—	—	—	—
Equity in earnings of unconsolidated affiliate	(5.1)	(9.2)	(2.8)	(17.1)
Other (income) expense, net(D)	7.9	3.9	6.0	17.8
Total costs and expenses	168.3	167.6	161.5	497.4
Income (loss) before income taxes	90.7	133.3	120.9	344.9
Benefit from (provision for) income taxes	(31.3)	(42.5)	(43.6)	(117.4)
Net income (loss)	59.4	90.8	77.3	227.5
Less: Net loss (income) attributable to noncontrolling interests	(0.3)	(0.5)	(0.3)	(1.1)
Net income (loss) attributable to W. R. Grace & Co. shareholders	$59.1	$90.3	$77.0	$226.4

Earnings Per Share Attributable to W. R. Grace & Co. Shareholders
Basic earnings per share:
Net income attributable to W. R. Grace & Co. shareholders	$0.78	$1.18	$1.00	$2.97
Weighted average number of basic shares	75.7	76.3	76.7	76.2
Diluted earnings per share:
Net income attributable to W. R. Grace & Co. shareholders	$0.77	$1.16	$0.99	$2.92
Weighted average number of diluted shares	77.2	77.6	77.9	77.6
Adjusted Earnings Per Share	$0.91	$1.22	$1.17	$3.30

Analysis of Operations - Adjusted EBIT(A)(B):
Catalysts Technologies segment operating income	$77.2	$93.8	$77.4	$248.4
Materials Technologies segment operating income	44.3	44.8	46.8	135.9
Construction Products segment operating income	22.8	45.3	45.6	113.7
Corporate costs	(20.8)	(23.7)	(20.9)	(65.4)
Certain pension costs(C)	(6.7)	(6.9)	(6.8)	(20.4)
Adjusted EBIT	116.8	153.3	142.1	412.2
Chapter 11-related costs, net	(3.8)	(3.3)	(3.9)	(11.0)
Asbestos-related costs	(2.1)	(2.1)	(2.5)	(6.7)
Annual MTM adjustment and other pension related costs	(2.5)	—	—	(2.5)
Restructuring expenses and related asset impairments	(0.8)	(4.3)	(3.6)	(8.7)
Loss on sale of product line	—	—	—	—
Income and expense items related to divested businesses	—	—	(1.0)	(1.0)
Interest expense and related financing costs	(10.5)	(10.9)	(10.7)	(32.1)
Interest accretion on deferred payment obligations	—	—	—	—
Currency transaction loss on cash in Venezuela	(6.9)	—	—	(6.9)
Interest income of non-Debtor subsidiaries	0.2	0.1	0.2	0.5
Benefit from (provision for) income taxes	(31.3)	(42.5)	(43.6)	(117.4)
Net income (loss) attributable to W. R. Grace & Co. shareholders	$59.1	$90.3	$77.0	$226.4

Amounts may not add due to rounding.

Revised Presentation

Consolidated Statement of Operations (In millions, except per share amounts)	Q1	Q2	Q3	Q4	2012	2011
Net sales	$754.4	$826.7	$776.6	$797.8	$3,155.5	$3,211.9
Cost of goods sold	481.9	525.3	494.4	539.5	2,041.1	2,099.0
Gross profit	272.5	301.4	282.2	258.3	1,114.4	1,112.9
Selling, general and administrative expenses	141.8	138.6	135.8	219.0	635.2	659.9
Research and development expenses	16.5	16.0	15.4	16.6	64.5	68.5
Interest expense and related financing costs	11.3	11.3	11.5	12.4	46.5	43.3
Interest accretion on deferred payment obligations	—	—	—	—	—	—
Chapter 11 expenses, net of interest income	4.5	3.7	4.4	4.0	16.6	20.0
Libby medical program settlement	—	19.5	0.1	—	19.6	—
Provision for asbestos-related contingencies	—	—	—	365.0	365.0	—
Equity in earnings of unconsolidated affiliate	(5.7)	(3.2)	(4.9)	(4.7)	(18.5)	(15.2)
Other (income) expense, net(D)	3.0	0.7	(1.5)	3.9	6.1	29.4
Total costs and expenses	171.4	186.6	160.8	616.2	1,135.0	805.9
Income (loss) before income taxes	101.1	114.8	121.4	(357.9)	(20.6)	307.0
Benefit from (provision for) income taxes	(33.9)	(39.0)	(38.8)	173.3	61.6	(87.9)
Net income (loss)	67.2	75.8	82.6	(184.6)	41.0	219.1
Less: Net loss (income) attributable to noncontrolling interests	(0.4)	(0.4)	(0.5)	0.3	(1.0)	0.6
Net income (loss) attributable to W. R. Grace & Co. shareholders	$66.8	$75.4	$82.1	$(184.3)	$40.0	$219.7

Earnings Per Share Attributable to W. R. Grace & Co. Shareholders
Basic earnings per share:
Net income attributable to W. R. Grace & Co. shareholders	$0.90	$1.01	$1.09	$(2.44)	$0.53	$2.99
Weighted average number of basic shares	74.3	74.7	75.0	75.4	74.9	73.6
Diluted earnings per share:
Net income attributable to W. R. Grace & Co. shareholders	$0.87	$0.98	$1.07	$(2.44)	$0.52	$2.91
Weighted average number of diluted shares	76.4	76.6	76.4	75.4	76.3	75.5
Adjusted Earnings Per Share	$0.97	$1.23	$1.12	$1.21	$4.53	$4.25

Analysis of Operations - Adjusted EBIT(A)(B):
Catalysts Technologies segment operating income	$98.9	$100.3	$92.0	$102.6	$393.8	$388.8
Materials Technologies segment operating income	36.1	46.4	39.8	39.7	162.0	158.7
Construction Products segment operating income	20.5	35.5	36.7	32.5	125.2	97.3
Corporate costs	(25.4)	(21.8)	(21.8)	(23.4)	(92.4)	(102.8)
Certain pension costs(C)	(7.8)	(7.5)	(7.6)	(7.5)	(30.4)	(28.7)
Adjusted EBIT	122.3	152.9	139.1	143.9	558.2	513.3
Chapter 11-related costs, net	(4.0)	(3.4)	(3.7)	(4.5)	(15.6)	(23.9)
Asbestos-related costs	(1.2)	(21.8)	(2.0)	(367.2)	(392.2)	(20.8)
Annual MTM adjustment and other pension related costs	(2.0)	—	—	(117.2)	(119.2)	(111.2)
Restructuring expenses and related asset impairments	(3.0)	(2.3)	(1.1)	(0.5)	(6.9)	(6.9)
Loss on sale of product line	—	—	(0.2)	—	(0.2)	(0.4)
Income and expense items related to divested businesses	(0.2)	—	—	—	(0.2)	(0.4)
Interest expense and related financing costs	(11.3)	(11.3)	(11.5)	(12.4)	(46.5)	(43.3)
Interest accretion on deferred payment obligations	—	—	—	—	—	—
Currency transaction loss on cash in Venezuela	—	—	—	—	—	—
Interest income of non-Debtor subsidiaries	0.1	0.3	0.3	0.3	1.0	1.2
Benefit from (provision for) income taxes	(33.9)	(39.0)	(38.8)	173.3	61.6	(87.9)
Net income (loss) attributable to W. R. Grace & Co. shareholders	$66.8	$75.4	$82.1	$(184.3)	$40.0	$219.7

Amounts may not add due to rounding.

Revised Presentation

Analysis of Operations - Adjusted EBIT(A)(B): (In millions)	Q1	Q2	Q3	YTD 2013
Profitability performance measures(A)(B)(C):
Gross margin:
Catalysts Technologies	40.3%	42.0%	39.2%	40.5%
Materials Technologies	35.1%	33.7%	34.8%	34.5%
Construction Products	35.5%	36.8%	36.3%	36.2%
Total Segments	37.2%	37.8%	36.9%	37.3%

Adjusted profitability performance measures(A)(B)(C):
Adjusted EBIT:
Catalysts Technologies	$77.2	$93.8	$77.4	$248.4
Materials Technologies	44.3	44.8	46.8	135.9
Construction Products	22.8	45.3	45.6	113.7
Corporate	(27.5)	(30.6)	(27.7)	(85.8)
Total Grace	116.8	153.3	142.1	412.2

Depreciation and amortization:
Catalysts Technologies	$13.5	$13.3	$13.2	$40.0
Materials Technologies	8.0	7.8	7.8	23.6
Construction Products	8.2	8.2	7.6	24.0
Corporate	1.4	1.4	1.4	4.2
Total Grace	31.1	30.7	30.0	91.8

Adjusted EBITDA:
Catalysts Technologies	$90.7	$107.1	$90.6	$288.4
Materials Technologies	52.3	52.6	54.6	159.5
Construction Products	31.0	53.5	53.2	137.7
Corporate	(26.1)	(29.2)	(26.3)	(81.6)
Total Grace	147.9	184.0	172.1	504.0

Operating margin:
Catalysts Technologies	29.0%	32.2%	28.3%	29.9%
Materials Technologies	20.6%	19.6%	21.3%	20.5%
Construction Products	10.0%	16.0%	16.4%	14.4%
Total Grace	16.5%	19.1%	18.4%	18.0%

Adjusted EBITDA margin:
Catalysts Technologies	34.0%	36.8%	33.1%	34.7%
Materials Technologies	24.3%	23.0%	24.8%	24.0%
Construction Products	13.6%	18.9%	19.2%	17.4%
Total Grace	20.8%	22.9%	22.3%	22.1%

Amounts may not add due to rounding.

Revised Presentation

Analysis of Operations - Adjusted EBIT(A)(B): (In millions)	Q1	Q2	Q3	Q4	2012	2011
Profitability performance measures(A)(B)(C):
Gross margin:
Catalysts Technologies	42.0%	40.4%	40.5%	41.0%	41.0%	39.8%
Materials Technologies	31.8%	33.5%	32.8%	34.3%	33.1%	33.2%
Construction Products	34.2%	35.1%	35.4%	36.1%	35.2%	33.8%
Total Segments	36.7%	36.8%	36.7%	37.6%	37.0%	36.2%

Adjusted profitability performance measures(A)(B)(C):
Adjusted EBIT:
Catalysts Technologies	$98.9	$100.3	$92.0	$102.6	$393.8	$388.8
Materials Technologies	36.1	46.4	39.8	39.7	162.0	158.7
Construction Products	20.5	35.5	36.7	32.5	125.2	97.3
Corporate	(33.2)	(29.3)	(29.4)	(30.9)	(122.8)	(131.5)
Total Grace	122.3	152.9	139.1	143.9	558.2	513.3

Depreciation and amortization:
Catalysts Technologies	$13.6	$13.6	$13.3	$13.5	$54.0	$52.5
Materials Technologies	7.4	7.4	7.3	7.4	29.5	30.9
Construction Products	7.5	8.1	8.6	8.7	32.9	34.0
Corporate	0.9	0.7	0.5	0.5	2.6	2.6
Total Grace	29.4	29.8	29.7	30.1	119.0	120.0

Adjusted EBITDA:
Catalysts Technologies	$112.5	$113.9	$105.3	$116.1	$447.8	$441.3
Materials Technologies	43.5	53.8	47.1	47.1	191.5	189.6
Construction Products	28.0	43.6	45.3	41.2	158.1	131.3
Corporate	(32.3)	(28.6)	(28.9)	(30.4)	(120.2)	(128.9)
Total Grace	151.7	182.7	168.8	174.0	677.2	633.3

Operating margin:
Catalysts Technologies	31.7%	30.5%	30.8%	31.3%	31.1%	28.9%
Materials Technologies	16.9%	20.7%	18.6%	18.9%	18.8%	18.2%
Construction Products	9.0%	13.0%	13.9%	12.5%	12.2%	9.8%
Total Grace	16.2%	18.5%	17.9%	18.0%	17.7%	16.0%

Adjusted EBITDA margin:
Catalysts Technologies	36.0%	34.7%	35.2%	35.4%	35.3%	32.8%
Materials Technologies	20.3%	24.0%	22.0%	22.4%	22.2%	21.7%
Construction Products	12.3%	15.9%	17.2%	15.9%	15.4%	13.2%
Total Grace	20.1%	22.1%	21.7%	21.8%	21.5%	19.7%

Amounts may not add due to rounding.

(A)
In the above charts, Grace presents its results of operations by operating segment and for adjusted operations. Adjusted EBIT means net income adjusted for interest income and expense, income taxes, costs related to Chapter 11, asbestos-related costs, restructuring expenses and related asset impairments, pension costs other than service and interest costs, expected returns on plan assets, and amortization of prior service costs/credits, and certain income and expense items related to divested businesses, product lines, and certain other investments. In the 2013 first quarter, we also adjusted for the currency transaction loss incurred on our Venezuelan cash balances of $6.9 million. Adjusted EBITDA means Adjusted EBIT adjusted for depreciation and amortization. Grace uses Adjusted EBIT as a performance measure in significant business decisions. Adjusted EBIT and Adjusted EBITDA do not purport to represent income measures as defined under United States generally accepted accounting principles, and should not be considered as alternatives to such measures as an indicator of Grace's performance. These measures are provided to distinguish the operating results of Grace's current businesses from the costs of Grace's Chapter 11 proceedings, asbestos liabilities, restructuring activities, divested businesses, and pension costs other than service and interest costs, expected returns on plan assets, and amortization of prior service costs/credits.

(B)	Grace's segment operating income includes only Grace's share of income from consolidated and unconsolidated joint ventures.

(C)
Certain pension costs include only ongoing costs recognized quarterly, which include service and interest costs, expected returns on plan assets, and amortization of prior service costs/credits. Catalysts Technologies, Materials Technologies, and Construction Products segment operating income and corporate costs do not include any amounts for pension expense. Other pension related costs including annual mark-to-market adjustments and actuarial gains and losses are excluded from Adjusted EBIT. These amounts are not used by management to evaluate the performance of Grace's businesses and significantly affect the peer-to-peer and period-to-period comparability of our financial results. Mark-to-market adjustments and actuarial gains and losses relate primarily to changes in financial market values and actuarial assumptions and are not directly related to the operation of Grace's businesses.

(D)	Other (income) expense, net includes amounts previously reported as restructuring expenses and related asset impairments and provision for environmental remediation.